Exhibit 99.1
FIRST ALBANY COMPANIES INC
INDEX TO PRO FORMA FINANCIAL INFORMATION
UNAUDITED
Introduction to Pro Forma Financial Information (unaudited)
Pro Forma Consolidated Statement of Operations (unaudited) for six months ended June 30, 2007.
Pro Forma Consolidated Statement of Operations (unaudited) for the year ended
December 31, 2006.
Pro Forma Consolidated Statement of Operations (unaudited) for the year ended
December 31, 2005.
Pro Forma Consolidated Statement of Operations (unaudited) for the year ended
December 31, 2004.
Pro Forma Consolidated Statement of Financial Condition (unaudited) as of June 30, 2007.
Notes to Pro Forma Financial Information (unaudited).

FIRST ALBANY COMPANIES INC
INTRODUCTION TO PRO FORMA FINANCIAL INFORMATION
UNAUDITED
The Pro Forma Consolidated Statements of Operations for the six months ended June 30, 2007 and for the fiscal year ended December 31, 2006, December 31, 2005 and December 31, 2004 present our consolidated results of operations, assuming that the sale of the Municipal Capital Markets Group the wholly owned subsidiary, Broadpoint Capital, Inc. (formerly First Albany Capital Inc.) occurred as of the beginning of the periods presented. The Pro Forma Consolidated Statement of Financial Condition as of June 30, 2007 presents our consolidated financial position assuming that the sale had been completed as of that date.
The Pro Forma Financial Information should be read in conjunction with our historical financial statements and related notes for the year ended December 31, 2006 included in our Current Report on Form 8-K and our Quarterly Report filed on Form 10-Q for the quarter ended June 30, 2007. The Pro Forma Financial Information presented is for informational purposes only and is not intended to be indicative of the results of operations that would have occurred had the sale been consummated as of the beginning of the periods presented, nor is it intended to be indicative of our future results of operations or financial position.

FIRST ALBANY COMPANIES INC
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2007
UNAUDITED

(In thousands, except share		Discontinued	Continuing	Pro Forma
and per share amounts)	Actual	Operations(a)	Operations	Adjustments(b)	Pro Forma
Revenues:
Commissions	$3,022	$12	$3,010	$—	$3,010
Principal transactions	18,348	7,455	10,893	—	10,893
Investment Banking	16,472	11,572	4,900	—	4,900
Investment gains (losses)	505	—	505	—	505
Interest	7,609	2,492	5,117	—	5,117
Fees and other	912	13	899	—	899

Total revenues	46,868	21,544	25,324	—	25,324
Interest expense	8,065	3,562	4,503	—	4,503

Net revenues	38,803	17,982	20,821	—	20,821
Expenses (excluding Interest):
Compensation and Benefits	30,918	11,991	18,927	—	18,927
Clearing, settlement and brokerage costs	2,164	93	2,071	—	2,071
Communications and data processing	5,313	1,107	4,206	—	4,206
Occupancy and depreciation	3,966	818	3,148	—	3,148
Selling	2,460	490	1,970	—	1,970
Other	3,025	331	2,694	—	2,694

Total expenses	47,846	14,830	33,016	—	33,016

(Loss) income before income tax	(9,043)	3,152	(12,195)	—	(12,195)
Income tax (benefit) expense	149	1,317	(1,168)	1,317	149

(Loss) income from continuing operations	$(9,192)	$1,835	$(11,027)	$1,317	$(12,344)

Per Common Share:

Basic earnings per share:
Loss per share - Continuing operations	(0.59)		(0.71)		(0.79)

Diluted earnings per share:
Continuing operations	(0.59)		(0.71)		(0.79)

Weighted average
Basic	15,609		15,609		15,609
Dilutive	15,609		15,609		15,609

FIRST ALBANY COMPANIES INC
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR YEAR ENDED DECEMBER 31, 2006
UNAUDITED

(In thousands, except share		Discontinued	Continuing	Pro Forma
and per share amounts)	Actual	Operations(a)	Operations	Adjustments(b)	Pro Forma
Revenues:

Commissions	$11,799	$25	$11,774	$—	$11,774

Principal transactions	57,698	17,094	40,604	—	40,604

Investment Banking	47,418	20,775	26,643	—	26,643
Investment gains (looses)	(7,602)	—	(7,602)	—	(7,602)

Interest	14,331	5,083	9,248	—	9,248

Fees and other	1,871	280	1,591	—	1,591

Total revenues	125,515	43,257	82,258	—	82,258

Interest expense	15,903	6,533	9,370	—	9,370

Net revenues	109,612	36,724	72,888	—	72,888
Expenses (excluding Interest):
Compensation and Benefits	101,460	25,108	76,352	—	76,352
Clearing, settlement and brokerage costs	6,113	280	5,833	—	5,833
Communications and data processing	11,404	2,131	9,273	—	9,273
Occupancy and depreciation	11,127	1,973	9,154	—	9,154

Selling	4,922	910	4,012	—	4,012

Impairment	7,886	—	7,886	—	7,886

Other	8,254	435	7,819	—	7,819

Total expenses	151,166	30,837	120,329	—	120,329

(Loss) income before income tax	(41,554)	5,887	(47,441)	—	(47,441)
Income tax (benefit) expense	153	1,973	(1,820)	1,884	64

(Loss) income from continuing operations	$(41,707)	$3,914	$(45,621)	$1,884	$(47,505)

Per Common Share:

Basic earnings per share:
Loss per share - Continuing operations	(2.75)		(3.01)		(3.13)

Diluted earnings per share:
Continuing operations	(2.75)		(3.01)		(3.13)

Weighted average
Basic	15,155		15,155		15,155
Dilutive	15,155		15,155		15,155

FIRST ALBANY COMPANIES INC
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR YEAR ENDED DECEMBER 31, 2005
UNAUDITED

(In thousands, except share		Discontinued	Continuing	Pro Forma
and per share amounts)	Actual	Operations(a)	Operations	Adjustments(b)	Pro Forma
Revenues:

Commissions	$17,513	$38	$17,475	$—	$17,475

Principal transactions	54,221	14,012	40,209	—	40,209

Investment Banking	47,441	28,132	19,309	—	19,309
Investment gains (losses)	21,591	—	21,591	—	21,591
Interest	15,220	4,291	10,929	—	10,929
Fees and other	3,391	52	3,339	—	3,339

Total revenues	159,377	46,525	112,852	—	112,852

Interest expense	12,580	4,978	7,602	—	7,602

Net revenues	146,797	41,547	105,250	—	105,250
Expenses (excluding Interest):
Compensation and Benefits	99,565	26,324	73,241	—	73,241
Clearing, settlement and brokerage costs	8,621	312	8,309	—	8,309
Communications and data processing	11,794	1,939	9,855	—	9,855
Occupancy and depreciation	11,162	1,984	9,178	—	9,178

Selling	5,951	970	4,981	—	4,981

Other	6,158	521	5,637	—	5,637

Total expenses	143,251	32,050	111,201	—	111,201

(Loss) income before income tax	3,546	9,497	(5,951)	—	(5,951)
Income tax (benefit) expense	8,481	2,495	5,986	(378)	5,608

(Loss) income from continuing operations	$(4,935)	$7,002	$(11,937)	$378	$(11,559)

Per Common Share:

Basic earnings per share:
Loss per share - Continuing operations	(0.36)		(0.86)		(0.84)

Diluted earnings per share:
Continuing operations	(0.36)		(0.86)		(0.84)

Weighted average
Basic	13,824		13,824		13,824
Dilutive	13,824		13,824		13,824

FIRST ALBANY COMPANIES INC
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR YEAR ENDED DECEMBER 31, 2004
UNAUDITED

(In thousands, except share		Discontinued	Continuing	Pro Forma
and per share amounts)	Actual	Operations(a)	Operations	Adjustments(b)	Pro Forma
Revenues:

Commissions	$19,799	$29	$19,770	$—	$19,770

Principal transactions	57,192	15,908	41,284	—	41,284

Investment Banking	45,932	19,196	26,736	—	26,736
Investment gains (losses)	10,070	—	10,070	—	10,070

Interest	9,474	3,535	5,939	—	5,939

Fees and other	1,938	93	1,845	—	1,845

Total revenues	144,405	38,761	105,644	—	105,644

Interest expense	6,047	2,751	3,296	—	3,296

Net revenues	138,358	36,010	102,348	—	102,348
Expenses (excluding Interest):
Compensation and Benefits	104,919	24,385	80,534	—	80,534
Clearing, settlement and brokerage costs	6,196	291	5,905	—	5,905
Communications and data processing	12,323	2,017	10,306	—	10,306
Occupancy and depreciation	8,496	1,917	6,579	—	6,579

Selling	6,661	983	5,678	—	5,678

Impairment	1,375	—	1,375	—	1,375

Restructuring	1,275	—	1,275	—	1,275

Other	12,179	2,584	9,595	—	9,595

Total expenses	153,424	32,177	121,247	—	121,247

(Loss) income before income tax	(15,066)	3,833	(18,899)	—	(18,899)
Income tax (benefit) expense	(9,571)	481	(10,052)	—	(10,052)

(Loss) income from continuing operations	$(5,495)	$3,352	$(8,847)	$—	$(8,847)

Per Common Share:

Basic earnings per share:
Loss per share - Continuing operations	(0.44)		(0.71)		(0.71)

Diluted earnings per share:
Continuing operations	(0.44)		(0.71)		(0.71)

Weighted average
Basic	12,528		12,528		12,528
Dilutive	12,528		12,528		12,528

FIRST ALBANY COMPANIES INC
PRO FORMA CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
AS OF JUNE 30, 2007
UNAUDITED

		Discontinued	Continuing	Pro Forma
(In thousands of dollars)	Actual	Operations(c)	Operations	Adjustments (d)	Pro Forma
Balance Sheet

Assets
Cash	$3,469	$—	$3,469	$23,583	$27,052
Cash and securities segregated for regulatory purposes	5,100	—	5,100	—	5,100
Securities purchased under agreement to resell	9,983	9,983	—	—	—
Receivables from:
Brokers, dealers and clearing agencies	10,274	2,757	7,517	2,757	10,274
Customers, net	1,148	1,132	16	1,132	1,148
Others	6,242	3,386	2,856	3,386	6,242
Securities owned	247,193	160,813	86,380	—	86,380
Investments	13,687	—	13,687	—	13,687
Office equipment and leasehold improvements, net	3,912	481	3,431	—	3,431
Intangible assets	17,835	—	17,835	—	17,835
Net Assets of Discontinued Ops	—	(21,054)	21,054	(21,054)	—
Other assets	4,704	497	4,207	(886)	3,321

Total Assets	$323,547	$157,995	$165,552	$8,918	$174,470

Liabilities and Stockholders’ Equity

Liabilities
Short-term bank loans	$139,065	$139,065	$—	$—	$—
Payables to:
Brokers, dealers and clearing agencies	27,582	554	27,028	554	27,582
Customers	449	329	120	329	449
Others	9,137	507	8,630	507	9,137
Securities sold, but not yet purchased	61,700	12,735	48,965	—	48,965
Accrued compensation	12,433	4,460	7,973	649	8,622
Accounts payable	5,302	—	5,302	(477)	4,825
Accrued expenses	6,951	—	6,951	—	6,951
Income Taxes Payable	—	—	—	—	—
Notes payable	11,238	—	11,238	—	11,238
Obligations under capitalized leases	2,796	345	2,451	—	2,451

Total Liabilities	276,653	157,995	118,658	1,562	120,220
Commitments and Contingencies
Subordinated debt	2,962	—	2,962	—	2,962
Temporary capital	104	—	104	—	104

Total Commitments and Contingencies	3,066	—	3,066	—	3,066

Stockholder’s Equity
Preferred stock; $1.00 par value; authorized 500,000 shares; none issued
Common stock; $.01 par value; authorized 50,000,000 shares; issued 17,669,641 and 17,613,827 respectively	177	—	177	—	177
Additional paid-in capital	155,003	—	155,003	(688)	154,315
Deferred compensation	1,710	—	1,710	—	1,710
Accumulated deficit	(110,678)	—	(110,678)	8,044	(102,634)
Treasury stock, at cost (1,330,244 shares and 1,168,748 shares respectively)	(2,384)	—	(2,384)	—	(2,384)

Stockholder’s Equity	43,828	—	43,828	7,356	51,184

Total Liabilities and Stockholder’s Equity	$323,547	$157,995	$165,552	$8,918	$174,470

FIRST ALBANY COMPANIES INC
NOTES TO PRO FORMA FINANCIAL INFORMATION
UNAUDITED

(a)	The “Discontinued Operations” columns represent the results of operations of the Municipal Capital Markets Group of the wholly owned subsidiary, Broadpoint Capital, Inc. (Formerly First Albany Capital Inc.) These amounts do not include an allocation of overhead.
(b)	The “Pro Forma Adjustments” column includes the elimination of an estimate of the incremental income tax benefit of offsetting the loss from continuing operations against income from discontinued operations of the Municipal Capital Markets Group.
(c)	The “Discontinued Operations” column represents the elimination of assets and liabilities as if the sale had been completed as of the balance sheet date. Assets and liabilities attributable to the Group that remain in continuing operations after the sale are shown in the “Pro Forma Adjustments” column.
(d)	The “Pro Forma Adjustments” column includes an estimated gain on the sale of the Group of approximately $8 million net of tax and other direct expenses. Net cash proceeds from the sale of the Group’s securities owned as well as the gain of approximately $8 million are shown as an adjustment to cash. Restricted stock awards forfeited by the Group as a result of the sale are shown as a decrease to additional paid in capital.